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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 13, 2000
                                                         ----------------

                          TECHNOLOGY SOLUTIONS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    (Commission              (IRS Employer
----------------------------          -----------           ------------------
(State or other jurisdiction          File Number)          Identification No.)
       of incorporation)


205 North Michigan Avenue, Suite 1500, Chicago Illinois             60601
-------------------------------------------------------             -----
      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: ( 312)  228-4500


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

The Board of Directors of Technology Solutions (TSC) has decided to spin off its eLoyalty division to its shareholders. It plans on accomplishing the spin off by transferring the eLoyalty division to eLoyalty Corporation, a newly created subsidiary, and thereafter distributing all its shares in the corporation to its shareholders. In order to accomplish the transaction, TSC has filed a revenue ruling request with the Internal Revenue Service and a registration statement with the Securities Exchange Commission. Assuming the spin off is successfully consummated eLoyalty will be traded on The Nasdaq National Market under the symbol "ELOY".

TSC will continue to be a public company traded on The Nasdaq NationalMarket under the symbol "TSCC." It will focus on the work of the remaining division, the E-Solutions division. This division provides consulting and systems integration services that help companies apply technology to improve the way they do business, specifically in the areas of eBusiness including eCommerce, supply chain management, computer based training and resource planning. A more detailed description of the solution offerings of TSC after the spin off and consolidated statements of operations excluding eLoyalty is set forth below. "TSC" as used hereinafter refers to post-spin off TSC.

The information contained herein contains forward-looking statements that involve risks and uncertainties. You should not rely on these forward-looking statements. We use words such as "believe," "plan," "expect," "estimate," "goal," "future," and similar expressions to identify such forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons.

TSC SOLUTION OFFERINGS

TSC provides end-to-end eBusiness solutions that encompass electronic commerce, electronic procurement, electronic learning and knowledge management, supply chain management, customer relationship management, web-enabled ERP, core ERP and extended application service providing. Industry analysts such as AMR, Gartner, and ASTD foresee significant growth in this market. TSC is being strategically positioned to take full advantage of the rising demand for these solutions.

THE FOUNDATION OF EBUSINESS: ENTERPRISE BUSINESS PROCESSES AND CORE ENTERPRISE RESOURCE PLANNING (ERP) SOLUTIONS

Enterprise business processes that are automated with core ERP solutions provide the foundation that allow companies to integrate their front-end web sites with their core business processes, (e.g., order entry, order fulfillment, and delivery), allowing them to realize the true benefits of eBusiness. TSC provides system integration services for core Enterprise Resource Planning (ERP) solutions from SAP, Oracle, PeopleSoft/Vantive and Baan. Historically, core ERP


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solutions have been TSC's main offering and currently represent about 80% of the business by revenue. We expect the other eBusiness solution types to experience greater future growth at TSC than core ERP. We estimate that the core ERP revenue will be 35% of TSC's revenue at the end of 2001.


END-TO-END EBUSINESS SOLUTIONS
TSC's eBusiness strategy includes the implementation of eBusiness solutions for some of its 500+ existing core ERP clients. These solutions may include:
- Automating the complex process of parts procurement, including interfacing electronic data interchange and integrating trading exchanges
- Leveraging the Internet for information sharing among employees and to simplify the process for employees benefits administration;
- Building the front-to-back end technology infrastructure for a dot.com business, including the application integration, outsourcing and hosting; or
- Providing Web-based and CD ROM-based training (eLearning) to users of newly implemented systems.

TSC currently provides eBusiness solutions with in-house expertise and by teaming with best-in-class software providers, including:

- In eCommerce: ARIBA (TSC has implemented seven of the company's first 40 live sites, including the largest U.S. electronic procurement project to date, done for a major electronics company. Ten TSC employees are fully trained on Ariba technologies.); BLUESTONE SOFTWARE; BROADVISION; COMMERCEONE (TSC is in final proposals on several opportunities with CommerceOne, and also offers its services to existing clients independently. TSC also provides training to CommerceOne clients, and currently has 12 employees trained on CommerceOne technologies.); CYBERCASH; EAGLE DEVELOPMENT; and HAHT
- In Supply Chain Management: HK SYSTEMS; I2; MCHUGH; LOGILITY; MANUGISTICS; and TANDATA
-    In Customer Relationship Management: SIEBEL; VANTIVE; and CLARIFY
-    In Web-enabled ERP: SAP, ORACLE, PEOPLESOFT/VANTIVE, and BAAN

About 20% of TSC's workforce is currently assigned full time to eBusiness projects that extend the enterprise beyond core ERP. TSC is placing significant emphasis on growing these offerings and expects them to contribute an increasing percentage of the total Company revenue.

OUTSOURCING AND HOSTING: APPLICATION SERVICE PROVIDING (ASP) SOLUTIONS

Industry analysts foresee extensive growth in the ASP market as a result of many factors, including:
- The growth of the Internet, which opens new business possibilities for companies who chose to implement complex and costly technological changes;
- The complexity of eBusiness solutions, which often include applications from multiple vendors and result in higher ongoing support requirements; and


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-    The need to operationalize eBusiness strategies quickly, which often includes building infrastructure from the ground up.

TSC believes there is significant demand for ASP solutions in the eBusiness market and has recently entered this market with a total solution offering. The TSC solution includes solution integration and implementation, customer support, operations support and network services. TSC provides customer support and operations support in conjunction with various providers and solutions support through its own personnel. It is working with SUPPORT TECHNOLOGIES for customer support and UUNET and AMQUEST for operations support. It is pricing the support on a monthly fee and/or fee per user basis. The support offerings can be used with single or multiple applications ranging from back-office ERP systems to Web site front-ends. TSC's goal is to derive most of its revenue from these ASP solutions through its provision of solutions support and the Company will be seeking to produce monthly revenues approaching $1million by the end of the year 2000 and approaching $2million by the end of year 2001. The Company believes that it is common in the industry for these contracts to extend an average of three years.

LEADERSHIP TEAM

The TSC leadership team includes:

Jack Hayden, president - Hayden has an eight-year track record at TSC. He founded and grew the ERP business from $10million to $160million in four years. Hayden also served as vice president of operations at McDonnell Douglas.

Tim Dimond, CFO - Formerly of Ernst & Young .

Ard Geller, SVP - Former a technology executive at Mobil, currently heading TSC's ASP plus business.

Matt Harbin, SVP - Formerly with Boeing, currently heading TSC's eLearning business.

John Page, SVP - Formerly with KPMG, currently heading eBusiness initiative.

Don Scales, SVP - Formerly of Arthur D. Little and EXE Technologies, now heading the SCM business.

Jimmy Smith, SVP - Formerly of Price Waterhouse, now heads the East and West sales region.

David Wasson, SVP - Formerly of Andersen Consulting, now heads eProcurement and Central region.





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KEY BUSINESS METRICS

                                   Q3-99                  2000 Target
                                   -----                  -----------

Gross Profit (%)*                  44%                    46%
Billing Rate ($/hr)                $176 / hour            180/hour
Utilization (%)                    68%                    70%
Revenue/Billable employee          243,000 / year         250,000 / year

*Represents revenues less project personnel costs plus related incentive compensation

SUMMARY BALANCE SHEET

* Post Distribution (i)

         - Cash & cash equivalents             $  60 million

         - Net Working capital                 $  90 million

         - Total assets                        $  140 million

         - Long term debt                            - 0 -

         - Total shareholder equity            $  100 million

         - Days sales outstanding                   78 days

         (i) This summary balance sheet information is based on the unaudited balance sheet of the combined company as of November 30, 1999 and excludes the assets and liabilities expected to be transferred to the eLoyalty Corporation as part of the spin off . This summary balance sheet information may not necessarily reflect the balance sheet of TSC at the spin off or during any other future period.




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SUMMARY OF TSC'S OPERATING RESULTS, EXCLUDING ELOYALTY

The financial information shown below is a summary of TSC's operating results excluding eLoyalty on a carve out basis. It was derived by adjusting the financial information found in the Company's Form 10-Q's for the quarters ended March 31, June 30, and September 30, 1999 and the Company's Form 10-K for the June 1, 1998 to December 31, 1998 transition period in accordance with Notes (a) and (b) set forth below. This financial information may not necessarily reflect the results of the operations of TSC, excluding the eLoyalty division, as a stand-alone entity during the periods presented or in the future.

                                                                          FOR THE QUARTER ENDED (UNAUDITED)
                                                         --------------------------------------------------------------------
                                                         MARCH 31, JUNE 30,  SEPT. 30, Dec. 31, MARCH 31,  JUNE 30, SEPT. 30,
                                                           1998      1998      1998      1998     1999       1999      1999
                                                           ----      ----      ----      ----     ----       ----      ----
REVENUES ............................................    $ 50,376  $ 57,938  $ 57,260  $49,567  $  46,204  $ 43,777  $36,278
                                                         --------  --------  --------  -------  ---------  --------  -------
COSTS AND EXPENSES:
 PROJECT PERSONNEL ..................................      23,210    26,564    26,536   25,668     26,242    21,619   18,445
 OTHER PROJECT EXPENSES .............................       7,112     8,695     8,132    8,589      8,294     6,740    5,802
 MANAGEMENT AND ADMINISTRATIVE SUPPORT (A) ..........       9,732    11,062    11,587   11,324     11,032     9,068    6,587
 GOODWILL AMORTIZATION ..............................       . 111       111       111       73         72         -        -
 NON-RECURRING CHARGES                                          -         -         -    5,200          -         -
 COSTS RELATED TO ELOYALTY TRANSACTION ..............           -         -         -        -          -         -    1,117
 RESTRUCTURING CHARGE ...............................           -         -         -        -     10,522         -        -
 INCENTIVE COMPENSATION (A) .........................         985     1,481     3,719    1,696      2,309     2,915    2,537
                                                         --------  --------  --------  -------  ---------  --------  -------
                                                           41,150    47,913    50,085   52,550     58,471    40,342   34,488
                                                         --------  --------  --------  -------  ---------  --------  -------
OPERATING INCOME (LOSS) TSC (EX. EL.) ON A CARVE OUT
BASIS (A) ...........................................    $  9,226  $ 10,025  $  7,175  $(2,983) $ (12,267) $  3,435  $ 1,790
                                                         ========  ========  ========  =======  =========  ========  =======

RECONCILIATION OF OPERATING INCOME (LOSS) TSC (EX. EL.) ON A CARVE OUT BASIS TO OPERATING INCOME (LOSS) FROM CONTINUING
OPERATIONS (B):
-----------------------------------------------------------------------------------------------------------------------

OPERATING INCOME (LOSS)TSC (EX. EL.) ON A CARVE OUT
 BASIS PER ABOVE                                         $  9,226  $ 10,025  $  7,175  $(2,983) $ (12,267) $  3,435  $ 1,790

ADJUSTMENTS:
 MANAGEMENT AND ADMINISTRATIVE SUPPORT AND RELATED
  INCENTIVE COMPENSATION (B) ........................      (2,324)   (2,683)   (1,922)  (2,601)    (3,156)   (2,265)  (1,957)
                                                         --------  --------  --------  -------  ---------  --------  -------
OPERATING INCOME (LOSS) FROM CONTINUING OPERATIONS ..    $  6,902  $  7,342  $  5,253  $(5,584) $ (15,423) $  1,170  $  (167)
                                                         ========  ========  ========  =======  =========  ========  =======

Notes:
(a) Management and administrative support and incentive compensation include certain corporate infrastructure costs that have been allocated between TSC (excluding eLoyalty) and eLoyalty primarily on a proportional allocation method based on revenues and headcount.

(b) Certain corporate infrastructure costs that are allocated to eLoyalty do not appear under management and administrative support and incentive compensation on a carve out basis, notwithstanding that these costs are required to be reported as part of continuing operations pursuant to discontinuing operations accounting requirements under generally accepted accounting principles.



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SUMMARY

TSC is well-positioned to create the extended enterprise through end-to-end eBusiness solutions, and is gaining momentum in this market. The Company possesses a seasoned management team and solid expertise in enterprise business processes and core ERP operations, and with its ASP + solutions business can provide recurring revenue and round out the Company's end-to-end offering. The Company hopes to create market momentum using the Company's 500+ client base as the platform for new growth.

# # #




SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    TECHNOLOGY SOLUTIONS COMPANY
                                    (Registrant)


Date:  January 13, 2000             By:  /s/ Paul Peterson
                                         -------------------------
                                         Paul Peterson
                                         Senior Vice President,
                                         General Counsel and Secretary